Exhibit 99.1

Annex I

References in this Annex I to the “accompanying prospectus” means the prospectus, dated June 28, 2007, filed with the Securities and Exchange Commission by Capital One Funding, LLC on behalf of the Capital One Master Trust and the Capital One Multi-asset Execution Trust on June 29, 2007 pursuant to Rule 424(b)(5) promulgated under the Securities Act of 1933, as amended.

The Capital One Credit Card Portfolio

The Capital One credit card portfolio (referred to in this prospectus supplement and the accompanying prospectus as the “Bank Portfolio”) is primarily comprised of VISA and MasterCard accounts owned by Capital One Bank. The Bank Portfolio consists of two segments of accounts: (i) the Bank Consumer Segment, consisting of consumer revolving credit card accounts and (ii) the Bank Small Business Segment, consisting of small business revolving credit card accounts. We refer to each of the Bank Consumer Segment and the Bank Small Business Segment individually as a “Bank Segment” and collectively as the “Bank Segments.” The Master Trust Portfolio is currently comprised entirely of accounts that have been selected from the Bank Consumer Segment, but may in the future include accounts selected from the Bank Small Business Segment.

At March 31, 2007 and as of the years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Bank Consumer Segment consisted of receivables totaling approximately $49.681 billion, $53.624 billion, $49.464 billion and $48.610 billion, respectively. At March 31, 2007 and as of the years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Bank Small Business Segment consisted of receivables totaling approximately $4.872 billion, $4.932 billion, $4.400 billion and $3.637 billion, respectively.

For a description of the material characteristics of the bank’s consumer and small business credit card lending business, see “The Bank’s Credit Card and Lending Business” in the accompanying prospectus.

The Originator

Capital One Bank, a Virginia banking corporation, is a subsidiary of Capital One Financial Corporation. At March 31, 2007, Capital One Bank had assets of approximately $28.7 billion and stockholders’ equity of approximately $3.6 billion.

For a more detailed description of Capital One Bank, see “The Bank” in the accompanying prospectus.

The Master Trust Portfolio

General

As of the date of this prospectus supplement, no accounts in the Bank Small Business Segment are included in the Master Trust Portfolio. In the future, the Master Trust Portfolio may include accounts from the Bank Small Business Segment. There is no limitation on the percentage of the Master Trust Portfolio comprised by any Bank Segment and, as a result, the composition of the Master Trust Portfolio may change over time. See “The Bank—The Bank’s Credit Card Lending Business” in the accompanying prospectus for a description of the material terms and characteristics that generally apply to the accounts in the Master Trust Portfolio.

As of the years ended December 31, 2006, December 31, 2005 and December 31, 2004, the aggregate invested amount of the outstanding series of certificates issued by the master trust totaled approximately $35.012 billion, $32.289 billion and $31.041 billion, respectively.

The receivables conveyed to the master trust arise in accounts selected from the Bank Portfolio based on the eligibility criteria specified in the pooling agreement as applied on the Master Trust Cut-Off Date and subsequent additional cut-off dates. See “The Master Trust—Master Trust Assets,” “—Conveyance of Receivables” and

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“—Representations and Warranties” in the accompanying prospectus. Subject to those eligibility requirements and applicable regulatory guidelines, the decision regarding the method of selection of accounts to be designated for addition to the master trust portfolio resides at the discretion of the transferor. See “The Master Trust—Addition of Master Trust Assets” in the accompanying prospectus.

Set forth below is certain information with respect to the Master Trust Portfolio, which, as of the date of this prospectus supplement, does not include any accounts in the Bank Small Business Segment, as well as certain information on the Bank Small Business Segment. If, in the future, accounts from the Bank Small Business Segment are included in the Master Trust Portfolio, there can be no assurances that the information below with respect to the Bank Small Business Segment will be representative of such accounts. Consequently, delinquency, loss, revenue and payment rate experience with respect to such accounts may be different from that set forth below for the Bank Small Business Segment.

Delinquency and Loss Experience

Because new accounts usually initially exhibit lower delinquency rates and credit losses, the growth of the Master Trust Portfolio from approximately $29.262 billion at year end 2002, to approximately $42.312 billion at March 31, 2007, has had the effect of significantly lowering the charge-off and delinquency rates for the entire portfolio from what they otherwise would have been. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, the originator expects that the charge-off rates and delinquencies will increase over time. The delinquency and net loss rates at any time reflect, among other factors, the quality of the credit card loans, the average seasoning of the accounts, the success of the originator’s collection efforts, the product mix of the Master Trust Portfolio and general economic conditions.

Gross losses represent the arithmetic sum of all receivables in the Master Trust Portfolio that were charged-off during the period indicated in the charts below. See “The Master Trust—Defaulted Receivables; Rebates and Fraudulent Charges; Recoveries” in the accompanying prospectus. Recoveries are collections received in respect of charged-off accounts in the Master Trust Portfolio during the period indicated in the charts below. Recoveries are treated as Finance Charge Collections for the Master Trust Portfolio. See “The Master Trust—The Receivables” in the accompanying prospectus. Net losses are an amount equal to gross losses minus recoveries, each for the applicable period.

The following tables set forth the delinquency and loss experience for the Master Trust Portfolio, which currently includes only accounts in the Bank Consumer Segment, and for the Bank Small Business Segment, for each of the periods shown. There can be no assurance that the delinquency and loss experience for the receivables in the future will be similar to the historical experience set forth below.

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Delinquencies as a Percentage of the Master Trust Portfolio (1)(2)

(Dollars in Thousands)

			At Year End
	At March 31, 2007		2006		2005
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$42,312,077	100.00%	$43,974,624	100.00%	$38,465,692	100.00%
Receivables Delinquent:
30 - 59 days	$441,850	1.04%	$522,078	1.19%	$442,033	1.15%
60 - 89 days	310,900	0.74	350,467	0.80	294,002	0.76
90 - 119 days	273,906	0.65	308,722	0.70	254,865	0.66
120 - 149 days	250,928	0.59	265,101	0.60	217,762	0.57
150+ days	225,006	0.53	240,123	0.55	195,650	0.51

TOTAL	$1,502,590	3.55%	$1,686,491	3.84%	$1,404,312	3.65%

	At Year End
	2004		2003		2002
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$36,957,333	100.00%	$33,875,607	100.00%	$29,262,005	100.00%
Receivables Delinquent:
30 - 59 days	$500,336	1.35%	$513,831	1.51%	$502,655	1.72%
60 - 89 days	338,986	0.92	348,024	1.03	346,070	1.18
90 - 119 days	300,917	0.82	303,714	0.90	292,704	1.00
120 - 149 days	251,138	0.68	262,232	0.77	257,752	0.88
150+ days	226,897	0.61	240,466	0.71	238,968	0.82

TOTAL	$1,618,274	4.38%	$1,668,267	4.92%	$1,638,149	5.60%

(1)

The percentages are the result of dividing the delinquent amount by the end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of end of period delinquencies for the period.

(2)	Figures and percentages in this table are reported on a processing month basis.

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Delinquencies as a Percentage of the Bank Small Business Segment (1)(2)

(Dollars in Thousands)

			At Year End
	At March 31, 2007		2006		2005
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$4,871,693	100.00%	$4,932,378	100.00%	$4,400,161	100.00%
Receivables Delinquent:
30 - 59 days	$58,147	1.19%	$62,615	1.27%	$47,994	1.09%
60 - 89 days	38,857	0.80	37,641	0.76	29,169	0.66
90 - 119 days	31,584	0.65	30,172	0.61	24,962	0.57
120 - 149 days	27,268	0.56	25,622	0.52	19,787	0.45
150+ days	24,849	0.51	24,645	0.50	17,086	0.39

TOTAL	$180,705	3.71%	$180,695	3.66%	$138,998	3.16%

	At Year End
	2004		2003
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$3,636,842	100.00%	$3,047,695	100.00%
Receivables Delinquent:
30 - 59 days	$51,020	1.40%	$49,290	1.61%
60 - 89 days	31,214	0.86	30,702	1.01
90 - 119 days	25,895	0.71	25,060	0.82
120 - 149 days	21,584	0.60	21,889	0.72
150+ days	18,643	0.51	19,764	0.65

TOTAL	$148,356	4.08%	$146,705	4.81%

(1)

The percentages are the result of dividing the delinquent amount by the end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of end of period delinquencies for the period.

(2)	Figures and percentages in this table are reported on a processing month basis.

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Delinquencies by Accounts as a

Percentage of the

Master Trust Portfolio (1)(2)

			At Year End
	At March 31, 2007		2006		2005
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts
Total Accounts	28,065,310	100.00%	27,332,468	100.00%	26,105,623	100.00%
Accounts Delinquent:
30 - 59 days	299,920	1.07%	387,583	1.42%	387,171	1.48%
60 - 89 days	202,034	0.72	241,842	0.88	236,236	0.91
90 - 119 days	174,331	0.62	203,940	0.75	200,007	0.77
120 - 149 days	147,701	0.52	164,858	0.60	168,351	0.64
150+ days	125,597	0.45	152,888	0.56	149,719	0.57

TOTAL	949,583	3.38%	1,151,111	4.21%	1,141,484	4.37%

	At Year End
	2004		2003		2002
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts
Total Accounts	25,578,611	100.00%	23,512,508	100.00%	22,138,065	100.00%
Accounts Delinquent:
30 - 59 days	458,519	1.79%	447,736	1.90%	449,942	2.03%
60 - 89 days	285,800	1.12	267,719	1.14	289,860	1.31
90 - 119 days	241,352	0.94	215,007	0.92	234,808	1.06
120 - 149 days	193,313	0.76	176,537	0.75	203,426	0.92
150+ days	173,672	0.68	159,296	0.68	185,713	0.84

TOTAL	1,352,656	5.29%	1,266,295	5.39%	1,363,749	6.16%

(1)	The percentages are the result of dividing the number of delinquent accounts by the end of period accounts for the applicable period.
(2)	Figures and percentages in this table are reported on a processing month basis.

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Delinquencies by Accounts as a

Percentage of the

Bank Small Business Segment (1)(2)

			At Year End
	At March 31, 2007		2006		2005
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts
Total Accounts	3,620,150	100.00%	3,621,445	100.00%	3,523,144	100.00%
Accounts
Delinquent:
30 - 59 days	27,686	0.76%	33,111	0.91%	27,864	0.79%
60 - 89 days	17,276	0.48	17,556	0.49	14,808	0.42
90 - 119 days	12,709	0.35	13,122	0.36	11,775	0.33
120 - 149 days	10,042	0.28	10,096	0.28	8,991	0.26
150+ days	8,528	0.24	9,158	0.25	7,878	0.22

TOTAL	76,241	2.11%	83,043	2.29%	71,316	2.02%

	At Year End
	2004		2003
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts
Total Accounts	3,257,324	100.00%	2,797,970	100.00%
Accounts
Delinquent:
30 - 59 days	34,407	1.06%	32,392	1.16%
60 - 89 days	17,377	0.53	17,252	0.62
90 - 119 days	13,286	0.41	13,023	0.46
120 - 149 days	10,458	0.32	10,720	0.38
150+ days	9,116	0.28	9,258	0.33

TOTAL	84,644	2.60%	82,645	2.95%

(1)	The percentages are the result of dividing the number of delinquent accounts by the end of period accounts for the applicable period.
(2)	Figures and percentages in this table are reported on a processing month basis.

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Loss Experience for the Master Trust Portfolio

(Dollars in Thousands)

		Year Ended
	Three Months Ended March 31, 2007	2006	2005	2004	2003	2002
Average Principal Receivables Outstanding (1)	$42,126,180	$40,335,995	$36,333,164	$34,333,419	$29,213,922	$25,210,883
Average Accounts	27,434,684	27,212,401	26,301,008	24,649,889	22,224,499	22,477,448
Gross Losses	$581,599	$1,910,335	$2,330,842	$2,126,329	$2,022,487	$1,545,916
Gross Losses as a Percentage of Average Principal Receivables Outstanding (2)	5.52%	4.74%	6.42%	6.19%	6.92%	6.13%
Recoveries	$247,567	$819,245	$723,573	$657,652	$543,141	$412,269
Net Losses	$334,031	$1,091,090	$1,607,269	$1,468,676	$1,479,346	$1,133,646
Net Losses as a Percentage of Average Principal Receivables Outstanding (2)	3.17%	2.71%	4.42%	4.28%	5.06%	4.50%
Accounts Experiencing a Loss	459,430	1,764,288	2,236,212	2,088,008	2,130,664	2,161,561
Accounts Experiencing a Loss as a Percentage of Average Accounts Outstanding (2)	6.70%	6.48%	8.50%	8.47%	9.59%	9.62%
Average Net Loss of Accounts with a Loss	$727	$618	$719	$703	$694	$524

(1)	Calculated based on the daily average of Principal Receivables Outstanding.
(2)	The percentages reflected for the three months ended March 31, 2007 are annualized figures. Annualized figures are not necessarily indicative of actual results for the entire year.

Loss Experience for the Bank Small Business Segment

(Dollars in Thousands)

	Three Months Ended March 31, 2007	Year Ended
		2006	2005	2004	2003
Average Principal Receivables Outstanding (1)	$4,802,245	$4,716,488	$3,928,879	$3,269,921	$2,604,164
Average Accounts	3,623,320	3,618,361	3,391,907	3,047,989	2,494,567
Gross Losses	$61,373	$206,341	$228,517	$207,187	$194,589
Gross Losses as a Percentage of Average Principal Receivables Outstanding (2)	5.11%	4.37%	5.82%	6.34%	7.47%
Recoveries	$14,681	$52,664	$44,075	$40,453	$28,995
Net Losses	$46,692	$153,677	$184,442	$166,734	$165,594
Net Losses as a Percentage of Average Principal Receivables Outstanding (2)	3.89%	3.26%	4.69%	5.10%	6.36%
Accounts Experiencing a Loss	29,627	108,400	136,890	134,477	136,642
Accounts Experiencing a Loss as a Percentage of Average Accounts Outstanding (2)	3.27%	3.00%	4.04%	4.41%	5.48%
Average Net Loss of Accounts with a Loss	$1,576	$1,418	$1,347	$1,240	$1,212

(1)	Calculated based on the average of the beginning of month Principal Receivables Outstanding and the end of month Principal Receivables Outstanding.
(2)	The percentages reflected for the three months ended March 31, 2007 are annualized figures. Annualized figures are not necessarily indicative of actual results for the entire year.

See “The Bank—The Bank’s Credit Card and Lending Business—Billing and Payments” in the accompanying prospectus for a discussion of the assessment of finance charges, annual membership fees and other charges.

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Revenue Experience

The following table sets forth the revenues from finance charges and fees billed and interchange received with respect to the Master Trust Portfolio for the periods shown.

Revenue Experience for the Master Trust Portfolio (1)

(Dollars in Thousands)

	Three Months Ended March 31, 2007	Year Ended
		2006	2005	2004	2003	2002
Average Principal Receivables Outstanding (2)	$42,126,180	$40,335,995	$36,333,164	$34,333,419	$29,213,922	$25,210,883
Finance Charges and Fees (3)	$1,686,379	$6,368,438	$6,013,533	$5,612,785	$4,892,493	$4,828,868
Yield from Finance Charges and Fees (4)	16.01%	15.79%	16.55%	16.35%	16.75%	19.15%
Interchange	$309,936	$1,295,353	$1,064,342	$868,744	$730,395	$595,702
Yield from Interchange (4)	2.94%	3.21%	2.93%	2.53%	2.50%	2.36%

(1)	The percentages are calculated by dividing the amount of prior month billed finance charges and fees, and interchange by the average principal receivables outstanding for the applicable period.
(2)	Calculated based on the daily average of Principal Receivables Outstanding.
(3)

Finance Charges and Fees do not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees include monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit fees and other miscellaneous fees.

(4)	The percentages reflected for the three months ended March 31, 2007 are annualized figures. Annualized figures are not necessarily indicative of actual results for the entire year.

Revenue Experience for the Bank Small Business Segment (1)

(Dollars in Thousands)

	Three Months Ended March 31, 2007	Year Ended
		2006	2005	2004	2003
Average Principal Receivables Outstanding (2)	$4,802,245	$4,716,488	$3,928,879	$3,269,921	$2,604,164
Finance Charges and Fees (3)	$169,294	$627,030	$556,772	481,994	$425,076
Yield from Finance Charges and Fees (4)	14.10%	13.29%	14.17%	14.74%	16.32%
Interchange	$106,982	$430,872	$367,013	$298,498	$213,149
Yield from Interchange (4)	8.91%	9.14%	9.34%	9.13%	8.18%

(1)	The percentages are calculated by dividing the amount of prior month billed finance charges and fees, and interchange by the average principal receivables outstanding for the applicable period.
(2)	Calculated based on the average of the beginning of month Principal Receivables Outstanding and the end of month Principal Receivables Outstanding.
(3)

Finance Charges and Fees do not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees include monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit fees and other miscellaneous fees.

(4)	The percentages reflected for the three months ended March 31, 2007 are annualized figures. Annualized figures are not necessarily indicative of actual results for the entire year.

There can be no assurance that the yield experience for the receivables in the future will be similar to the historical experience set forth above. In addition, revenue from the receivables will depend on the types of fees and charges assessed on the accounts, and could be adversely affected by future changes made by the bank or the servicer in those fees and charges or by other factors. See “Risk Factors” in the accompanying prospectus.

The revenue from finance charges and fees for the accounts in the Master Trust Portfolio shown in the above table is comprised of three primary components: periodic rate finance charges, the amortized portion of annual membership fees and other charges, such as cash advance fees, late charges, overlimit fees and other

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miscellaneous fees. See “The Bank—The Bank’s Credit Card and Lending Business—Billing and Payments” in the accompanying prospectus for a discussion of the assessment of finance charges, annual membership fees and other charges. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases.

The Master Trust Portfolio may experience growth in receivables through the originator’s origination of accounts having an introductory period during which a relatively low annual percentage rate is charged. As the introductory period on these accounts expire, the originator may choose to waive all or part of the annual percentage rate increase for such accounts. Under these circumstances, the yield related to monthly periodic rate finance charges would be adversely affected. The impact of service charges on the Master Trust Portfolio’s yield varies with the type and volume of activity in and the amount of each account, as well as with the number of delinquent accounts. As aggregate account balances increase, annual membership fees, which remain constant, represent a smaller percentage of the aggregate account balances.

Payment Rates

The following table sets forth the highest and lowest accountholder monthly payment rates for the Master Trust Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be payments of principal receivables on the accounts.

Accountholder Monthly Payment Rates

for the Master Trust Portfolio (1)

	Three Months Ended March 31, 2007	Year Ended
		2006	2005	2004	2003	2002
Lowest Month (2)	15.59%	15.34%	14.23%	13.93%	13.99%	13.98%
Highest Month (2)	18.23%	18.25%	16.92%	16.10%	16.62%	15.38%
Average Payment Rate for the Period	16.92%	16.28%	15.89%	14.82%	15.55%	14.77%

(1)	The monthly payment rates include amounts which are payments of principal receivables with respect to the accounts.
(2)

The monthly principal payment rate for any month is calculated as the total amount of principal payments received during such month divided by the sum of (i) the amount of principal receivables outstanding as of the beginning of such month and (ii) with respect to accounts added to the Master Trust Portfolio during such month, the amount of principal receivables outstanding in such accounts as of the related addition date. For each period presented, the principal payment rate is calculated as the average of the monthly principal payment rates during such period.

Accountholder Monthly Payment Rates

for the Bank Small Business Segment (1)

	Three Months Ended March 31, 2007	Year Ended
		2006	2005	2004	2003
Lowest Month (2)	31.11%	31.10%	30.77%	28.37%	26.76%
Highest Month (2)	36.93%	37.38%	37.34%	37.39%	33.82%
Average Payment Rate for the Period	34.16%	34.41%	34.90%	33.47%	30.88%

(1)	The monthly payment rates include amounts which are payments of principal receivables with respect to the accounts.
(2)

The monthly principal payment rate for any month is calculated as the total amount of principal payments received during such month divided by the amount of principal receivables outstanding as of the beginning of such month. For each period presented, the principal payment rate is calculated as the average of the monthly principal payment rates during such period.

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Static Pool Information

Static pool information regarding the performance of the receivables in the Master Trust Portfolio and the Bank Small Business Segment is being provided through an Internet Web site at www.capitalone.com/staticpool. See “Where You Can Find More Information” in the accompanying prospectus. All static pool information regarding the performance of those receivables on such Internet Web site for periods prior to January 1, 2006 will not form a part of this prospectus supplement, the accompanying prospectus or the registration statement relating to the notes. Static pool information for the Master Trust Portfolio and the Bank Small Business Segment for periods prior to January 1, 2003 is not available and cannot be obtained without unreasonable expense or effort.

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